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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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       Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                            EL PASO CORPORATION
                            Operating Statistics
                             First Quarter 2003


                             Table of Contents

                                                                         Page

Consolidated Statements of Income                                        2

Consolidated Analysis of Non-Recurring Items                             3

Segment Information                                                      4


Consolidated Operating Results

     Consolidated Net Income                                             5
     Consolidated Earnings Before Interest Expense and Income Taxes      6


Business Segment Results

     Pipeline Group
        Earnings Before Interest Expense and Income Taxes                7
        Throughput                                                       8
     Production
        Earnings Before Interest Expense and Income Taxes                9
        Sales Volumes and Realized Prices                                10
     Merchant Energy Group
        Earnings Before Interest Expense and Income Taxes                11
        Analysis of Pro Forma Earnings Before Interest Expense
          and Income Taxes by Division                                   12
        Operating Data                                                   13
     Field Services
        Earnings Before Interest Exposure and Income Taxes               13
        Volumes and Rates                                                15


Schedule of Non-Recurring Items                                          16


                                                         EL PASO CORPORATION

                                                  CONSOLIDATED STATEMENTS OF INCOME
                                               (In Millions, Except per Share Amounts)
                                                             (UNAUDITED)


                                                                                          First Quarters Ended
                                                                                                 March 31,

                                                                                      ------------------------------
                                                                                           2003             2002
                                                                                      ------------------------------
Operating revenues                                                                     $     4,018      $     3,765

Operating expenses
  Cost of products and services                                                              2,508            1,623
  Operation and maintenance                                                                    612              662
  Restructuring costs                                                                           75                -
  (Gain) loss on long-lived assets                                                             318              (15)
  Ceiling test charges                                                                           -               33
  Depreciation, depletion and amortization                                                     361              365
  Taxes, other than income taxes                                                                83               85
                                                                                      -------------    -------------
                                                                                             3,957            2,753
                                                                                      -------------    -------------
Operating income                                                                                61            1,012

Equity earnings and other income (expense)                                                    (185)            (299)
                                                                                      -------------    -------------
Earnings (losses) before interest expense, income taxes and other charges                     (124)             713

Interest and debt expense                                                                      345              307

Return on preferred interests of consolidated subsidiaries                                      39               40
                                                                                      -------------    -------------
Income (loss) before income taxes                                                             (508)             366

Income taxes                                                                                  (133)             118
                                                                                      -------------    -------------
Income (loss) from continuing operations before cumulative
  effect of accounting changes                                                                (375)             248

Discontinued operations, net of income taxes                                                     3              (19)

Cumulative effect of accounting changes, net of income taxes                                   (22)             154
                                                                                      -------------    -------------
Net income (loss)                                                                      $      (394)      $      383
                                                                                      =============    =============
Diluted earnings (losses) per common share                                             $     (0.66)      $     0.72
                                                                                      =============    =============
Diluted average common shares outstanding (000's)                                          595,059          538,015
                                                                                      =============    =============

                                                      EL PASO CORPORATION

                                         CONSOLIDATED ANALYSIS OF NON-RECURRING ITEMS
                                            (In Millions, Except per Share Amounts)
                                                          (UNAUDITED)


                                                                                        First Quarters Ended
                                                                                              March 31,
                                                                                   --------------------------------
                                                                                         2003               2002
                                                                                   --------------------------------
Reported net income (loss)                                                          $       (394)      $       383
                                                                                   --------------     -------------

Non-recurring items affecting EBIT
  Restructuring costs                                                                         75                 -
  Impairment of long-lived assets                                                            368                 -
  Impairment of equity investments                                                           207               286
  Impairments of cost basis investments                                                       86                56
  Net gain on sale of long-lived assets                                                      (49)                -
  Net loss on sale of equity investments                                                      11                 -
  Ceiling test charges                                                                         -                33
                                                                                   --------------     -------------
    Total non-recurring items affecting EBIT                                                 698               375
                                                                                   --------------     -------------

Income tax- tax effect of above non-recurring items                                         (183)             (121)
Discontinued coal operations, net of income taxes                                             (3)               19
Cumulative effect of accounting changes, net of income taxes:
  Adoption of SFAS No. 143- retirement obligations                                            22                 -
  Adoption of SFAS No. 141- elimination of negative goodwill                                   -              (154)
                                                                                   --------------     -------------

Pro forma net income                                                                $        140       $       502
                                                                                   ==============     =============

Diluted earnings (losses) per common share:
  Pro forma diluted earnings per common share                                       $       0.24       $      0.93
  Restructuring costs                                                                      (0.09)                -
  Impairment of long-lived assets                                                          (0.46)                -
  Impairment of equity investments                                                         (0.26)            (0.35)
  Impairments of cost basis investments                                                    (0.11)            (0.07)
  Net gain on sale of long-lived assets                                                     0.06                 -
  Net loss on sale of equity investments                                                   (0.01)                -
  Ceiling test charges                                                                         -             (0.04)
  Discontinued coal operations                                                              0.01             (0.03)
  Cumulative effect of accounting changes:
    Adoption of SFAS No. 143- retirement obligations                                       (0.04)                -
    Adoption of SFAS No. 141- elimination of negative goodwill                                 -              0.28

                                                                                   --------------     -------------
Reported diluted earnings (losses) per common share                                 $      (0.66)      $      0.72
                                                                                   ==============     =============
Adjusted pro forma diluted average common shares outstanding (000's)                     595,059           546,472
                                                                                   ==============     =============
Reported diluted average common shares outstanding (000's)                               595,059           538,015
                                                                                   ==============     =============

                                                   EL PASO CORPORATION

                                                   SEGMENT INFORMATION

                                                       (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                   2003                           2002
                                                             -----------------------------------------------------------------
 (In Millions)                                                     First        First       Second        Third       Fourth
------------------------------------------------------------------------------------------------------------------------------
Operating revenues

      Pipelines                                                   $   754      $   703      $   629      $   609      $   664
      Production                                                      595          550          560          499          517
      Merchant Energy                                               2,164        2,021        1,356        1,078        1,135
      Field Services                                                  558          540          501          551          437
      All other and eliminations                                      (53)         (49)         (49)         (74)          16
------------------------------------------------------------------------------------------------------------------------------
      Consolidated total                                          $ 4,018      $ 3,765      $ 2,997      $ 2,663      $ 2,769
------------------------------------------------------------------------------------------------------------------------------
Depreciation, depletion and amortization
      Pipelines                                                   $    95      $    91      $    95      $    94      $    94
      Production                                                      205          207          193          181          192
      Merchant Energy                                                  29           34           31           34           30
      Field Services                                                   10           19           15           11           11
      All other and eliminations                                       22           14           18           20           21
------------------------------------------------------------------------------------------------------------------------------
      Consolidated total                                          $   361      $   365      $   352      $   340      $   348
------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)
      Pipelines                                                   $   384      $   357      $   277      $   259      $  (103)
      Production                                                      235          175            5          179          170
      Merchant Energy                                                (514)         455          (25)        (241)      (1,525)
      Field Services                                                    -           38           36           20          177
      All other and eliminations                                      (44)         (13)         (59)         (16)        (238)
------------------------------------------------------------------------------------------------------------------------------
      Operating income (loss) as reported                         $    61      $ 1,012      $   234      $   201      $(1,519)
------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense and income
  taxes as reported
      Pipelines                                                   $   429      $   399      $   323      $   302      $  (206)
      Production                                                      244          176            7          179          172
      Merchant Energy                                                (756)          93           60         (171)      (1,620)
      Field Services                                                   27           51           54          (11)         193
      All other and eliminations                                      (68)          (6)         (78)          34         (271)
------------------------------------------------------------------------------------------------------------------------------
      Consolidated total                                             (124)         713          366          333       (1,732)
      Non-recurring charges                                           698          375          332           33        1,542
------------------------------------------------------------------------------------------------------------------------------
      Pro forma earnings (losses) before interest
        and taxes                                                 $   574      $ 1,088      $   698      $   366      $  (190)


                                                    EL PASO CORPORATION

                                                   CONSOLIDATED NET INCOME
                                                        (UNAUDITED)


----------------------------------------------------------------------------------------------------------------------------
                                                                 2003                              2002
                                                             ---------------------------------------------------------------
(In Millions, Except per Share Amounts)                          First      First        Second        Third        Fourth
----------------------------------------------------------------------------------------------------------------------------
Operating revenues                                             $  4,018   $  3,765     $  2,997      $  2,663      $  2,769
Operating expenses                                                3,957      2,753        2,763         2,462         4,288

----------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                              61      1,012          234           201        (1,519)

Equity earnings and other income  (expense)                        (185)      (299)         132           132        (213)

----------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense, income
  taxes and other charges                                          (124)       713          366           333        (1,732)

Interest and debt expense                                           345        307          314           342           342
Return on preferred interests of consolidated
  subsidiaries                                                       39         40           43            38            38

----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                                  (508)       366            9           (47)       (2,112)

Income taxes                                                       (133)       118            1           (14)         (600)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations before
  cumulative effect of accounting changes                          (375)       248            8           (33)       (1,512)

Discontinued operations, net of income taxes                          3        (19)         (67)          (36)           (2)
Cumulative effect of accounting changes, net of
  income taxes                                                      (22)       154           14             -          (222)
---------------------------------------------------------------------------------------------------------------------------
Consolidated net income (loss)                                 $   (394)  $    383     $    (45)     $    (69)     $ (1,736)
----------------------------------------------------------------------------------------------------------------------------
Pro forma diluted earnings (losses) per common share (a)       $   0.24   $   0.93     $   0.44      $  (0.02)     $  (0.69)

Reported diluted earnings (losses) per common share            $  (0.66)  $   0.72     $  (0.08)     $  (0.12)     $  (2.92)

Adjusted pro forma diluted average common shares
  outstanding  (000's)                                          595,059    546,472      539,975       586,079       593,894

Reported diluted average common shares outstanding (000's)      595,059    538,015      532,163       586,079       593,894
----------------------------------------------------------------------------------------------------------------------------

(a) Second quarter 2002 pro forma net income and pro forma diluted earnings per share exclude an after-tax ceiling test charge of $(159) million, after-tax restructuring costs of ($43) million, after-tax gain on sale of Field Services' Dragon Trail processing plant of $7 million, discontinued operations of $(67) million, net of income taxes, cumulative effect of an accounting change of $14 million from the adoption of Derivatives Issue
C-16 of $14 million, net of income taxes, and after-tax currency loss on Euro bond offering of $(31) million.

Third quarter 2002 pro forma net income and pro forma diluted earnings per share exclude discontinued operations of $(36) million, net of income taxes, and after-tax loss on sale of asset disposals of $(22) million.
Fourth quarter 2002 pro forma net income and pro forma diluted earnings per share exclude an after-tax Western Energy Settlement of $(644) million, after-tax ceiling test charge of $(1) million, after-tax restructuring costs of $(13) million, discontinued operations of $(2) million, net of income taxes, cumulative effect of accounting charges for adoption of EITF
Issue No. 02-3 of $(222) million, net of income taxes, after-tax long-lived asset impairment of $(393) million, after-tax equity investment impairment of $(209) million, after-tax net loss on sales of equity investment of $(14) million, and after-tax net gain on sales of long-lived assets of $169 million.

For an explanation of the first quarter 2003 and 2002 excluded charges, refer to the Consolidated Analysis of Non-Recurring Items on page 3.


                                                  EL PASO CORPORATION

                               CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                                      (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
(In Millions)                                            First           First          Second           Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
Operating revenues

  Pipelines                                              $   754         $   703         $   629         $   609         $   664
  Production                                                 595             550             560             499             517
  Merchant Energy                                          2,164           2,021           1,356           1,078           1,135
  Field Services                                             558             540             501             551             437
  All other and eliminations                                 (53)            (49)            (49)            (74)             16

---------------------------------------------------------------------------------------------------------------------------------

      Total                                                4,018           3,765           2,997           2,663           2,769

---------------------------------------------------------------------------------------------------------------------------------

Operating expenses

  Cost of products and services                            2,508           1,623           1,482           1,425           1,917
  Operation and maintenance                                  612             662             584             632             728
  Restructuring costs                                         75               -              63               -              18
  (Gain) loss on long-lived assets                           318             (15)            (15)              1             311
  Western Energy Settlement                                    -               -               -               -             899
  Ceiling test charges                                         -              33             234               -               2
  Depreciation, depletion and amortization                   361             365             352             340             348
  Taxes, other than income taxes                              83              85              63              64              65

---------------------------------------------------------------------------------------------------------------------------------

       Total                                               3,957           2,753           2,763           2,462           4,288

---------------------------------------------------------------------------------------------------------------------------------

Consolidated operating income (loss)                          61           1,012             234             201          (1,519)

Equity earnings and other income  (expense)                 (185)           (299)            132             132            (213)

---------------------------------------------------------------------------------------------------------------------------------

Earnings (losses) before interest expense, income
  taxes and other charges                                $  (124)        $   713         $   366         $   333         $(1,732)

---------------------------------------------------------------------------------------------------------------------------------


                                                            PIPELINE GROUP

                                          EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                                 (Excludes Intrasegment Transactions)


---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
(In Millions)                                            First           First          Second           Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                                 $   754         $   703         $   629         $   609         $  664

Operating expenses
      Operation and maintenance                              238             227             223             226            240
      Restructuring costs                                      -               -               1               -              -
      (Gain) loss on long-lived assets                         -             (12)             (2)              2             (1)
      Western Energy Settlement                                -               -               -               -            412
      Depreciation, depletion and amortization                95              91              95              94             94
      Taxes, other than income taxes                          37              40              35              28             22
--------------------------------------------------------------------------------------------------------------------------------

         Total                                               370             346             352             350            767

--------------------------------------------------------------------------------------------------------------------------------

Operating income (loss) as reported                          384             357             277             259           (103)

Equity earnings and other income (expense)                    45              42              46              43           (103)

--------------------------------------------------------------------------------------------------------------------------------

Earnings (losses) before interest expense and
  income taxes as reported                               $   429         $   399         $   323         $   302         $ (206)

--------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense and
  income taxes as reported                               $   429         $   399         $   323         $   302         $ (206)

Non-recurring charges:
      Operation and Maintenance                                -               -               1               -              -
      Western Energy Settlement                                -               -               -               -            412
      Equity earnings and other income                         -               -               -               -            149

--------------------------------------------------------------------------------------------------------------------------------

Pro forma earnings before interest expense
  and income taxes                                       $   429         $   399         $   324         $   302         $  355

--------------------------------------------------------------------------------------------------------------------------------


                                                      PIPELINE GROUP

                                                       THROUGHPUT
                                              (Excludes Intrasegment Volumes)

                                                        (BBTU/D)

---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
                                                         First           First          Second           Third          Fourth
                                                      ---------------------------------------------------------------------------

Tennessee Gas Pipeline                                   5,991            4,789          4,235           4,472           4,889
American Natural Resources                               5,461            5,044          3,744           3,637           4,112
Southern Natural Gas                                     2,451            2,371          1,992           1,982           2,263
El Paso Natural Gas                                      4,069            4,203          4,046           4,069           3,943
Colorado Interstate Gas                                  2,933            2,851          2,576           2,613           3,032

---------------------------------------------------------------------------------------------------------------------------------

        Total                                           20,905           19,258         16,593          16,773          18,239

---------------------------------------------------------------------------------------------------------------------------------

Equity Investments   (Ownership Percentage)

    Citrus   (50%)                                         917              887          1,048           1,151             919
    Portland   (30%)                                        57               51             31              43              46
    Australia   (33%)                                      293              286            309             320             304
    Great Lakes   (50%)                                  1,437            1,245          1,099           1,221           1,192

---------------------------------------------------------------------------------------------------------------------------------

        Total                                            2,704            2,469          2,487           2,735           2,461

---------------------------------------------------------------------------------------------------------------------------------

             Total throughput                           23,609           21,727         19,080          19,508          20,700

---------------------------------------------------------------------------------------------------------------------------------


                                                               PRODUCTION

                                            EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                                  (Excludes Intrasegment Transactions)


---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
(In Millions)                                            First           First          Second           Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Operating revenues

      Natural gas                                        $  490          $  480          $  441          $  403           $  434
      Oil, condensate and liquids                           106              82             115              92               84
      Other                                                  (1)            (12)              4               4               (1)
---------------------------------------------------------------------------------------------------------------------------------

      Total operating revenues                              595             550             560             499              517

      Transportation and net product costs                  (31)            (22)            (33)            (29)             (29)
---------------------------------------------------------------------------------------------------------------------------------

      Total operating margin                                564             528             527             470              488

---------------------------------------------------------------------------------------------------------------------------------

Operating expenses

      Operation and maintenance                              87              97              92              97              100
      Restructuring costs                                     3               -               -               -                -
      (Gain) loss on long-lived assets                        9              (2)              -               -                5
      Ceiling test charges                                    -              33             234               -                2
      Depreciation, depletion and amortization              205             207             193             181              192
      Taxes, other than income taxes                         25              18               3              13               19
---------------------------------------------------------------------------------------------------------------------------------

         Total                                              329             353             522             291              318

---------------------------------------------------------------------------------------------------------------------------------

Operating income                                            235             175               5             179              170

Equity Earnings and Other income                              9               1               2               -                2

---------------------------------------------------------------------------------------------------------------------------------

Earnings before interest expense and income
  taxes as reported                                      $  244          $  176          $    7          $  179           $  172

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Earnings before interest expense and income
  taxes as reported                                      $  244          $  176          $    7          $  179           $  172

Non-recurring charges:

      Operation and Maintenance                              12               -               -               -                4
      Ceiling test charges                                    -              33             234               -                2

---------------------------------------------------------------------------------------------------------------------------------
Pro forma earnings before interest expense
  and income taxes                                       $  256          $  209          $  241          $  179           $  178
---------------------------------------------------------------------------------------------------------------------------------


                                                        PRODUCTION

                                             SALES VOLUMES AND REALIZED PRICES


---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
                                                         First           First          Second           Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Natural Gas Sales Volumes (MMcf)
       Onshore                                             51,279          82,122          69,866           68,612          62,619
       Offshore                                            35,884          40,024          38,239           36,991          35,818
       Coal Seam                                           10,713           7,261           8,223            9,957          10,350
       International                                        3,867           3,859           3,692            4,532           4,759
-----------------------------------------------------------------------------------------------------------------------------------

          Total Natural Gas Sales Volumes                 101,743         133,266         120,020          120,092         113,546

-----------------------------------------------------------------------------------------------------------------------------------

Oil, Condensate and Liquids Sales Volumes (MBbls)
       Onshore                                              1,524           2,132           1,778            1,416           1,261
       Offshore                                             2,068           2,586           2,913            2,323           2,053
       International                                          132             270             275              247             260
-----------------------------------------------------------------------------------------------------------------------------------

          Total Oil, Condensate and Liquids
            Sales Volumes                                   3,724           4,988           4,966            3,986           3,574

-----------------------------------------------------------------------------------------------------------------------------------

Equivalent Sales Volumes (MMcf)
       Onshore                                             60,420          94,913          80,534           77,109          70,184
       Offshore                                            48,291          55,538          55,719           50,931          48,134
       Coal Seam                                           10,715           7,261           8,223            9,957          10,350
       International                                        4,660           5,481           5,340            6,011           6,324
-----------------------------------------------------------------------------------------------------------------------------------

          Total Equivalent Sales Volumes                  124,086         163,193         149,816          144,008         134,992

-----------------------------------------------------------------------------------------------------------------------------------

Weighted Average Realized Prices

       Natural gas ($/Mcf)                               $   4.60        $   3.46        $   3.45         $   3.21        $   3.61
       Natural gas ($/Mcf) before hedging                $   6.46        $   2.18        $   2.40         $   2.93        $   3.79
       Oil, condensate and liquids ($/Bbl)               $  27.33        $  15.68        $  22.14         $  22.19        $  22.39
       Oil, condensate and liquids ($/Bbl)
         before hedging                                  $  28.12        $  15.02        $  21.99         $  22.93        $  23.14
-----------------------------------------------------------------------------------------------------------------------------------

                                                   MERCHANT ENERGY GROUP

                                      EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                            (EXCLUDES INTRASEGMENT TRANSACTIONS)


---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
(In Millions)                                            First           First          Second           Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
    Gross margin and other revenue                       $  200          $  819          $  307          $  101          $  (312)

----------------------------------------------------------------------------------------------------------------------------------

     Operating expenses

     Operation and maintenance                               314             319             277             295              359
     Restructuring costs                                      59               -              11               1               17
     (Gain) loss on long-lived assets                        300               -              (3)             (2)             306
     Western Energy Settlement                                 -               -               -               -              487
     Depreciation, depletion and amortization                 29              34              31              34               30
     Taxes, other than income taxes                           12              11              16              14               14
----------------------------------------------------------------------------------------------------------------------------------

            Total                                            714             364             332             342            1,213

----------------------------------------------------------------------------------------------------------------------------------

     Operating income (loss) as reported                    (514)            455             (25)           (241)          (1,525)

     Equity earnings and other income (expense)             (242)           (362)             85              70              (95)

----------------------------------------------------------------------------------------------------------------------------------

     Earnings (losses) before interest expense
       and income taxes as reported                      $  (756)        $    93         $    60          $ (171)        $ (1,620)

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     Earnings (losses) before interest expense
       and income taxes as reported                      $  (756)        $    93         $    60          $ (171)        $ (1,620)

     Non-recurring charges:

     Operation and maintenance                               359               -              11               1              326
     Western Energy Settlement                                 -               -               -               -              487
     Equity earnings and other income (expense)              304             342               -             (16)             159

----------------------------------------------------------------------------------------------------------------------------------

     Pro forma earnings (losses) before interest
       expense and income taxes                          $   (93)        $   435         $    71          $ (186)        $   (648)

----------------------------------------------------------------------------------------------------------------------------------


                                                 MERCHANT ENERGY GROUP

                     ANALYSIS OF PRO FORMA EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES BY DIVISION



---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
(In Millions)                                            First           First          Second          Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
     Power

     Electron management fee                             $    -          $   46          $   46         $   47          $   46
     Other Domestic                                           8             264              69             19               4
     International                                           51              14             114             49              47
-------------------------------------------------------------------------------------------------------------------------------

             Total                                           59             324             229            115              97

-------------------------------------------------------------------------------------------------------------------------------

     Petroleum

       Refineries                                            82             105             (16)           (84)             10
       Chemicals, Terminals, Marine, & Other                 (4)              1               -             (1)            (11)
       Petroleum & LNG Trading                               (4)              4              19             17              42
-------------------------------------------------------------------------------------------------------------------------------

             Total                                           74             110               3            (68)             41
-------------------------------------------------------------------------------------------------------------------------------

     Trading
       Gas and Power                                       (151)             68            (108)          (170)           (713)
-------------------------------------------------------------------------------------------------------------------------------

             Total                                         (151)             68            (108)          (170)           (713)
-------------------------------------------------------------------------------------------------------------------------------

     Power                                                  (13)            (21)            (16)           (17)            (17)
     Petroleum                                              (27)            (23)            (13)           (16)            (27)
     Trading                                                (35)            (23)            (24)           (30)            (29)
-------------------------------------------------------------------------------------------------------------------------------
     General and Administrative                             (75)            (67)            (53)           (63)            (73)
-------------------------------------------------------------------------------------------------------------------------------

             Total                                       $  (93)         $  435          $   71         $ (186)         $ (648)
-------------------------------------------------------------------------------------------------------------------------------


                                                 MERCHANT ENERGY GROUP

                                                    OPERATING DATA

                                         (Excludes Intrasegment Transactions)


-----------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      -----------------------------------------------------------------------------
                                                         First           First          Second           Third          Fourth
-----------------------------------------------------------------------------------------------------------------------------------
PRICE RISK MANAGEMENT STATISTICS
  Forward Trading Book (In Millions)                     $     (146)     $     995       $     1,078     $     968       $     (59)
  Forward Non-trading Book (In Millions)                        967            984               979           963             968
                                                      -----------------------------------------------------------------------------
    Total Foward Book (In Millions)                      $      821      $   1,979       $     2,057     $   1,931       $     909

  Average VAR (In Millions)*                             $       22      $      18       $        13     $      16       $      16

  Physical Gas Delivery (BBtu/d)                              5,536         13,221            13,639        12,425           8,232

  Physical Power Sales (MMWh)                                85,330        104,659           107,698       141,022         116,098

  Financial Settlements (BBtue/d)**                         121,330        222,745           201,637       207,683         195,215
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASSET STATISTICS
Power Assets Capacity (Net Megawatts)
  Domestic                                                    1,825          2,228             2,228         2,183           2,192
  Electron                                                    3,452          3,931             3,931         3,465           3,457
                                                      -----------------------------------------------------------------------------
    Total Domestic                                            5,277          6,159             6,159         5,648           5,649
  International                                               4,773          4,389             4,535         5,302           4,836
                                                      -----------------------------------------------------------------------------
    Total                                                    10,050         10,548            10,694        10,950          10,485

Power Generation Volumes (MMWh)                                1,096          1,663             1,409         1,631           1,206

Petroleum Assets
  Aruba refinery-MBbl/d                                         169            220               124           118             124
  Aruba refinery-Margin/Bbl                              $    5.971       $  3.324       $     1.619      $  1.659       $   3.103

  Eagle Point refinery-MBbl/d                                   144             92               124           143             146
  Eagle Point refinery-Margin/Bbl                        $    7.118       $  4.351       $     2.942      $  3.261       $   4.174

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF PRICE RISK MANAGEMENT ACTIVITIES
  AND FORWARD BOOK

Total Portfolio Value at Risk:

                                                                                                                      (In Millions)
                                                                                                                      -------------
One Day VAR-95% Confidence Level at March 31, 2003                                                                       $      15
One Day VAR-99% Confidence Level at March 31, 2003                                                                       $      21
Average VAR-95% Confidence Level during 2003                                                                             $      22
High VAR-95% Confidence Level during 2003                                                                                $      35
Low VAR-95% Confidence Level during 2003                                                                                 $      15


                                                                                             March 31, 2003
                                                                       ------------------------------------------------------------
                                                                         Forward         Accrual        Return of       Total Cash
                                                                       Trading Book  Based Portfolio  Cash Collateral  Expectations
Risk Management Assets and Liabilities                                 ------------------------------------------------------------
  Mark to Market Value and Cash Liquidation                                                  (In Millions)
    2003                                                                  $    (19)      $       (40)     $    792       $     733
    2004                                                                  $    (53)      $       (58)     $    247       $     136
    2005                                                                  $      1       $       (36)     $     75       $      40
    2006                                                                  $      6       $       (23)     $     20       $       3
    2007                                                                  $    (16)      $        (8)     $     31       $       7
    Remainder                                                             $    (65)      $        48      $    117       $     100
                                                                       ------------------------------------------------------------
    Total                                                                 $   (146)      $      (117)     $  1,282       $   1,019
                                                                       ------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

*   Average VAR was calculated using the historical simulation methodology.

** Financial settlements for the second through fourth quarters of 2002 exclude financial settlements associated with futures.

                                                           FIELD SERVICES

                                          EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                                (Excludes Intersegment Transactions)


---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
(In Millions)                                            First           First          Second           Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
     Gross margin
       Gathering and transportation                      $  12           $   82          $  41            $  39          $  29
       Processing                                           31               39             39               39             30
       NGL business                                          4                4              4                2              1
-------------------------------------------------------------------------------------------------------------------------------

     Total                                                  47              125             84               80             60

-------------------------------------------------------------------------------------------------------------------------------

     Operating expenses
       Operation and maintenance                            31               61             37               44             38
       Restructuring costs                                   -                -              1                -              -
       (Gain) loss on long-lived assets                      1                -            (10)               1           (170)
       Depreciation, depletion and amortization             10               19             15               11             11
       Taxes, other than income taxes                        5                7              5                4              4
-------------------------------------------------------------------------------------------------------------------------------

     Total                                                  47               87             48               60           (117)

-------------------------------------------------------------------------------------------------------------------------------

     Operating income as reported                            -               38             36               20            177

     Equity earnings and other income (expense)             27               13             18              (31)            16

-------------------------------------------------------------------------------------------------------------------------------

     Earnings (losses) before interest expense
      and income taxes as reported                       $  27           $   51          $  54            $ (11)         $ 193

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     Earnings (losses) before interest expense
      and income taxes as reported                       $  27           $   51          $  54            $ (11)         $ 193

     Non-recurring charges:
       Operation and maintenance                             1                -             (9)               1           (169)
       Equity earnings and other income                      -                -              -               47              3

-------------------------------------------------------------------------------------------------------------------------------

     Pro forma earnings before interest
       expense and income taxes                          $  28           $   51          $  45            $  37          $  27

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

     Equity earnings from El Paso Energy
       Partners, L.P. (a)                                $  29           $   15          $  18            $  17          $  19

-------------------------------------------------------------------------------------------------------------------------------

     Cash Distributions from El Paso Energy
      Partners, L.P.
       Common unit ownership                             $   8           $    6          $   8            $   8          $   8
       Series C unit ownership                               7                -              -                -              -
       General partner ownership                            15                9             11               11             12
-------------------------------------------------------------------------------------------------------------------------------

            Total                                        $  30           $   15          $  19            $  19          $  20

-------------------------------------------------------------------------------------------------------------------------------

(a) El Paso is a general partner and owns 24.6 percent of the common units, all of the partnership's Series C units and Series B preference units. The Series C units are reflected in the partnership's capital account at $347 million and the Series B preference units are reflected at $161 million at March 31, 2003.


                                                 FIELD SERVICES SEGMENT

                                                    VOLUMES AND RATES


---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
                                                         First           First          Second           Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
Gathering and transportation volumes (BBtu/d)                531              641             638              619            691
Gathering and transportation volumes
  from sold assets  (1)                                       46            5,191           1,627            1,590          1,148

---------------------------------------------------------------------------------------------------------------------------------
      Total gathering and transportation
        volumes (BBtu/d)                                     577            5,832           2,265            2,209          1,839
---------------------------------------------------------------------------------------------------------------------------------

Weighted average gathering and transportation
  rates ($/MMBtu)                                        $  0.22         $   0.16        $   0.20         $   0.19       $   0.17
---------------------------------------------------------------------------------------------------------------------------------

Processing volumes (Inlet BBtu/d )                         3,302            3,302           3,260            3,263          3,282
Processing volumes from sold assets  (2)                       5              815             696              620            447

---------------------------------------------------------------------------------------------------------------------------------
      Total processing volumes (Inlet BBtu/d)              3,307            4,117           3,956            3,883          3,729
---------------------------------------------------------------------------------------------------------------------------------

 Weighted average processing margins ($/MMBtu)           $  0.11         $   0.10        $   0.11         $   0.11       $   0.09
---------------------------------------------------------------------------------------------------------------------------------

 Total NGL production (Bbl/d)                             97,117          162,052         181,718          153,630        134,851
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                 2002
                                                      ---------------------------------------------------------------------------
                                                         First           First          Second           Third          Fourth
---------------------------------------------------------------------------------------------------------------------------------
 El Paso Energy Partners, L.P.
       Natural gas pipelines and plants (BBtu/d)           7,710            2,430           6,254            5,971          6,501
---------------------------------------------------------------------------------------------------------------------------------
       Oil and NGL logistics (Bbls/d)                    256,842          231,740         240,184          219,449        209,613
---------------------------------------------------------------------------------------------------------------------------------

(1) Year 2002 primarily includes volumes for assets sold during 2002 and 1st Qtr. 2003:
     1st Qtr: Texas Intrastate, Waha, and Carlsbad Gathering Systems (sold April 2002) 3,679 Mdth/d; San Juan Gathering System (sold November
     2002)
          1,221 Mdth/d; Natural Buttes/Ouray (sold December 2002) 137 Mdth/d: and Wyoming Assets (sold February 2003) 154 Mdth/d
     2nd Qtr: San Juan Gathering System 1,199 Mdth/d; Natural Butes/Ouray 146 Mdth/d; and Wyoming Assets 153 Mdth/d
     3rd Qtr: San Juan Gathering System 1,213 Mdth/d; Natural Buttes/Ouray 143 Mdth/d; and Wyoming Assets 145 Mdth/d
     4th Qtr: San Juan Gathering System 864 Mdth/d: Natural Buttes/Ouray 156 Mdth/d; and Wyoming Assets 129 Mdth/d
     Year 2003 includes volumes for assets sold during 1st Qtr. 2003; 1st
     Qtr: Wyoming Assets 46 Mdth/d

(2) Year 2002 primarily includes volumes for assets sold during 2002 and 1st Qtr. 2003:
     1st Qtr: Indian Basin (sold April 2002) 140 Mdth/d; Dragon Trail (sold May 2002) 40 Mdth/d; Chaco (sold November 2002) 618 Mdth/d; and Wyoming Assets (sold February 2003) 17 Mdth/d.
     2nd Qtr: Dragon Trail 28 Mdth/d; Chaco 646 Mdth/d; and Wyoming Assets 22 Mdth/d.
     3rd Qtr: Chaco 605 Mdth/d; and Wyoming Assets 15 Mdth/d.
     4th Qtr: Chaco 432 Mdth/d; and Wyoming Assets 15 Mdth/d.
     Year 2003 includes volumes for assets sold during 1st Qtr. 2003; 1st
     Qtr: Wyoming Assets 5 Mdth/d


                                                    EL PASO CORPORATION
                                              SCHEDULE OF NON-RECURRING ITEMS
                                                        (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                          First Quarter Ended March 31,
                                                        ----------------------------------------------------------------------
                                                                    2003                               2002
                                                        ----------------------------------------------------------------------
(In Millions)                                              Pre-tax         After-tax          Pre-tax         After-tax
------------------------------------------------------------------------------------------------------------------------------
Restructuring costs

  Employee severance, retention and transition costs       $    31         $     23           $     -          $     -
  LNG charter cancellation and restructuring costs              44               32                 -                -

--------------------------------------------------------------------------------------------------------------------------
      Total restructuring costs                                 75               55                 -                -
--------------------------------------------------------------------------------------------------------------------------

Asset impairments and net (gain)/loss on sales
  Long-lived assets impairment                                 368              271                 -                -
  Equity investments impairment                                207              153               286              193
  Cost basis investments impairment                             86               64                56               38
  Long-lived assets net gain on sales                          (49)             (36)                -                -
  Equity investments net loss on sales                          11                8                 -                -

--------------------------------------------------------------------------------------------------------------------------
      Total loss on assets                                     623              460               342              231
--------------------------------------------------------------------------------------------------------------------------

Ceiling test charges                                             -                -                33               23

--------------------------------------------------------------------------------------------------------------------------
      Total charges impacting EBIT                             698              515               375              254
--------------------------------------------------------------------------------------------------------------------------

Discontinued operations, net of income taxes                     -               (3)                -               19
--------------------------------------------------------------------------------------------------------------------------

Cumulative effect of accounting changes,
  net of income taxes                                            -               22                 -             (154)
--------------------------------------------------------------------------------------------------------------------------

Total non-recurring items                                  $   698         $    534           $   375          $   119
--------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                        First Quarter 2003
                                                        ----------------------------------------------------
                                                         Pro forma           Non-Rec          Reported
Total EBIT by segment                                      EBIT              Charges            EBIT
                                                        ----------------------------------------------------
   Pipelines                                               $   429         $      -           $ 429
   Production                                                  256               12             244
   Merchant Energy                                             (93)             663            (756)
   Field Services                                               28                1              27
   Corporate and Other                                         (46)              22             (68)
------------------------------------------------------------------------------------------------------------
      Total                                                $   574         $    698           $(124)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                        First Quarter 2002
                                                        ----------------------------------------------------
                                                         Pro forma           Non-Rec          Reported
Total EBIT by segment                                      EBIT              Charges            EBIT
                                                        ----------------------------------------------------
   Pipelines                                               $   399         $      -           $ 399
   Production                                                  209               33             176
   Merchant Energy                                             435              342              93
   Field Services                                               51                -              51
   Corporate and Other                                          (6)               -              (6)
------------------------------------------------------------------------------------------------------------
      Total                                                $ 1,088         $    375           $ 713
------------------------------------------------------------------------------------------------------------
